                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to us under the heading "Experts" in Amendment No. 1 to the Registration Statement (Form F-1) and related Prospectus of E-Cruiter.com Inc.



                                                      PricewaterhouseCoopers LLP
Ottawa, Canada                                        Chartered Accountants
November 3, 1999